EXHIBIT 99.1
                         EXECUTIVE EMPLOYMENT AGREEMENT

         THIS EXECUTIVE EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of the 26th day of January 2005, (the "Effective Date"), between EVOLVE ONE, Inc., a Delaware corporation, whose principal place of business is 1000 Clint Moore Road, Suite 101, Boca Raton, Florida 33487 (the "Company") and IRWIN A. HOROWITZ, an individual whose mailing address is 1000 Clint Moore Road, Boca Raton, Florida 33487 (the "Executive).

         A. The Company is a Delaware corporation and is principally engaged as an Internet-based seller of consigned merchandise and other direct retail marketing.

         B. The Company desires to employ the Executive and the Executive desires to be employed by the Company and to enter into a formal employment agreement for the benefit and protection of all of the parties.

         NOW, THEREFORE, in consideration of the mutual agreements herein made, the Company and the Executive do hereby agree as follows:

         1. RECITALS. The above recitals are true, correct, and are herein incorporated by reference.

         2. EMPLOYMENT. The Company hereby employs the Executive as the Company's President and Chief Executive Officer, and the Executive hereby accepts employment, upon the terms and conditions hereinafter set forth.

         3. DUTIES AND RESPONSIBILITIES. During the term of this Agreement, the Executive shall serve as President and Chief Executive Officer of the Company, and shall have general operating supervision over the property, business and affairs of the Company, subsidiaries and divisions, subject to the guidelines and direction of the Board of Directors of the Company. It is further the intention of the parties that at all times during the "Term" (as hereinafter defined) of the Agreement, the Executive shall serve as a member of the Board of Directors of the Company in accordance with the Bylaws of the Company.

         4. TERM. The Term of employment hereunder will commence on the date as set forth above and terminate three (3) years from the Effective Date, and such term shall automatically be extended for successive one (1) year terms thereafter unless (a) the parties mutually agree in writing to alter or amend the terms of the Agreement; or (b) one or both of the parties exercises their right, pursuant to Section 6 herein, to terminate this employment relationship. For purposes of this Agreement, the Term (the "Term") shall include the initial term and all renewals thereof.

         5. COMPENSATION AND BENEFITS.

            (a) SALARY. The Executive shall be paid a base salary (the "Base Salary"), payable bi-weekly, at an annual rate of no less that Twelve Thousand Dollars ($12,000).

            (b) STOCK OPTIONS. As of the Effective Date, the Company shall grant to the Executive options ("Options") to purchase 50,000,000 shares ("Shares") of restricted common stock (the "Common Stock") of the Company which exercise price, exercise period and other provisions are as follows:

                (1) The exercise price of the Options is $0.30 per share of Common Stock;

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                (2) The term of each annual Option shall be eight years from the date; and

                (3) At the request of the Executive, the Company agrees to register these shares of Common Stock underlying the Options on Form S-8 or other suitable registration form of the Securities and Exchange Commission.

            (c) OFFICES. The Company shall provide suitable offices and facilities to the Executive either at or off the premises of the Company to enable the Executive to fulfill his responsibilities under this Agreement.

            (d) EXECUTIVE BENEFITS. The Executive shall be entitled to participate in all benefit programs of the Company currently existing or hereafter made available to executives and/or other salaried employees, including, but not limited to, pension and other retirement plans, group life insurance, hospitalization, surgical and major medical coverage, sick leave, disability and salary continuation, vacation and holidays, cellular telephone and all related costs and expenses, long-term disability, and other fringe benefits.

            (e) VEHICLE ALLOWANCE. The Company shall pay to the Executive a monthly vehicle allowance of $1,500.00 to include use of the vehicle, maintenance, repairs and gas charges and expenses.

            (f) MISCELLANEOUS EXPENSES. The Executive shall be reimbursed for his travel, lodging and entertainment expenses incurred in connection with his services to the Company, including travel, lodging and dining charges incurred during the period while Executive commutes between his residence in Sarasota, Florida and Boca Raton, Florida.

            (g) BUSINESS EXPENSE REIMBURSEMENT. During the term of employment, the Executive shall be entitled to receive proper reimbursement for all other reasonable, out-of-pocket expenses incurred by the Executive (in accordance with the policies and procedures established by the Company for its senior executive officers) in performing services hereunder, provided the Executive properly accounts therefore.

         6. CONSEQUENCES OF TERMINATION OF EMPLOYMENT.

            (a) DEATH. In the event of the death of the Executive during the term of this Agreement, salary shall be paid to the Executive's designated beneficiary, or, in the absence of such designation, to the estate or other legal representative of the Executive for a period of two months from and after the date of death. In addition, the Options granted pursuant to Section 5(b) hereof shall not be affected by the death of the Executive, and shall be deemed transferred to such beneficiary or legal representative.

            (b) DISABILITY.

                (1) In the event of the Executive's disability, as hereinafter defined, the Executive shall be entitled to compensation in accordance with the Company's disability compensation practice for senior executives, including any separate arrangement or policy covering the Executive, but in all events the Executive shall continue to receive the Executive's salary at the annual rate in effect immediately prior to the commencement of disability for a period of not less that two months from the date on which the disability has been deemed to occur as hereinafter defined below. Any amounts provided for in this Section 6(b) shall not be offset by other long-term disability benefits provided to the Executive by the Company. The Options granted pursuant to Section 5(b) shall not be affected by the disability of the Executive.

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                (2) "Disability," for the purposes of this Agreement, shall be deemed to have occurred in the event (A) the Executive is unable by reason of sickness or accident, to perform the Executive's duties under this Agreement for an aggregate of 90 days in any twelve-month period or (B) the Executive has a guardian of the person or estate appointed by a court of competent jurisdiction. Termination due to disability shall be deemed to have occurred upon the first day of the month following the determination of disability as defined in the preceding sentence.

                Anything herein to the contrary notwithstanding, if, following a termination of employment hereunder due to disability as provided in the preceding paragraph, the Executive becomes reemployed, whether as an Executive or a consultant to the Company, any salary, annual incentive payments or other benefits earned by the Executive from such reemployment shall offset any salary continuation due to the Executive hereunder commencing with the date of re-employment.

            (c) TERMINATION BY THE COMPANY FOR CAUSE.

                (1) Nothing herein shall prevent the Company from terminating Employment for "Cause," as hereinafter defined. The Executive shall continue to receive salary only for the period ending twenty (20) Days after the date of such termination. Any rights and benefits the Executive may have in respect of any other compensation shall be determined in accordance with the terms of such other compensation arrangements or such plans or programs.

                (2) "Cause" shall mean those actions or events specified below in subsections (A) through (D) to the extent the same occur, or the events constituting the same take place, subsequent to the date of execution of this
Agreement: (A) Committing or participating in an injurious act of gross neglect or embezzlement against the Company; (B) committing or participating in any other injurious act or omission wantonly, willfully, recklessly or in a manner which was grossly negligent against the Company, monetarily or otherwise; (C) engaging in a criminal enterprise involving moral turpitude; or (D) conviction of an act or acts constituting a felony under the laws of the United States or any state thereof. No actions, events or circumstances occurring or taking place at any time prior to the date of this Agreement shall in any event constitute or provide any basis for any termination of this Agreement for Cause. Any other termination shall be deemed a termination "Other than for Cause."

                (3) Notwithstanding anything else contained in this Agreement, this Agreement will not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Executive a notice of termination stating that the Executive committed one of the types of conduct set forth in this Section 6(c) contained in this Agreement and specifying the particulars thereof and the Executive shall be given a forty-five (45) day period to cure such conduct, if possible.

            (d) Termination by the Company Other than for Cause. The foregoing notwithstanding, the Company may terminate the Executive's employment for whatever reason it deems appropriate; provided, however, that in the event such termination is not based on Cause, as provided in Section 6(c) above, the Company may terminate this Agreement upon giving three months' prior written notice. During such three-month period, the Executive shall continue to perform the Executive's duties pursuant to this Agreement, and the Company shall continue to compensate the Executive in accordance with this Agreement. The Executive will receive, at the Executive's option, either (A) a lump sum equal to the "Compensation and Benefits," as hereinafter defined, for the remaining balance of the Term of this Agreement, at the then current rate, reduced to present value, as set forth in Section 280G of the Internal Revenue Code or (B) for the remaining balance of the Term of this Agreement, from and after the date of any such termination, the Company shall on the last day of each calendar month pay to the Executive such "Compensation and Benefits," which shall be an amount equal to (Y) One Hundred percent (100%) of the Executive's compensation and benefits set forth in Section 5, which shall specifically include the Base Salary and Executive Benefits (the "Compensation and Benefits"), on the date of any such

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termination, divided by (Z) twelve (12); provided, however, that if (i) there is a decrease in the Executive's Compensation and Benefits of more than five (5%) percent prior to termination for any reason Other than for Cause, and (ii) the Executive is terminated without cause, the Compensation and Benefits shall be as existed immediately prior to such a decrease. The Executive will be entitled to continued Compensation and Benefits coverage and credits as provided in Section
5 or to reimbursement for the cost of providing the Executive with comparable benefit coverage during the term in which the Executive is receiving payments from the Company after termination pursuant to Section 6(d). Such benefit coverage will be offset by comparable coverage provided to the Executive in connection with subsequent employment.

            (e) VOLUNTARY TERMINATION. In the Event the Executive terminates the Executive's employment on the Executive's own volition, except as provided in
Section 6(f), prior to the expiration of the Term of this Agreement, including any renewals thereof, such termination shall constitute a voluntary termination and in such event the Executive shall be limited to the same rights and benefits as provided in connection with a termination for Cause as provided in Section 6(c).

            (f) CONSTRUCTIVE TERMINATION OF EMPLOYMENT. If the Executive so elects, a termination by the Company without Cause under Section 6(d) shall be deemed to have occurred upon the occurrence of one or more of the following events without the written consent of the Executive:

                (1) a significant change in the nature or scope of the authorities, powers, functions, duties or responsibilities attached to Executive's position as described in Section 3; or

                (2) a change in Executive's principal office to a location outside the Palm Beach-Stuart-Broward-Dade County, Florida area; or

                (3) a material breach of the Agreement by the Company;

                (4) or a material reduction of the Executive's benefits under any employee benefit plan, program or arrangement (for Executive individually or as part of a group) of the Company as then in effect or as in effect on the effective date of the Agreement, which reduction shall not be effectuated for similarly situated employees of the Company; or

                (5) failure by a successor company to assume the obligations under the Agreement.

                Anything herein to the contrary notwithstanding, the Executive shall give written notice to the Board of Directors of the Company that the Executive believes an event has occurred which would result in a Constructive Termination of the Executive's employment under this Section 6(f), which written notice shall specify the particular act or acts, on the basis of which the Executive intends to so terminate the Executive's employment, and the Company shall then be given the opportunity, within fifteen (15) days of its receipt of such notice to cure said event, provided, however, there shall be no time period permitted to cure a second or subsequent occurrence under the Section 6(f) (whether such second occurrence be of the same or a different event specified in subsections (1) through (5) above).

         7. INDEMNIFICATION. The Executive shall continue to be covered by the Articles/Certificate of Incorporation and/or the Bylaws of the Company with respect to matters occurring on or prior to the date of termination of the Executive's employment with the Company, subject to all the provisions of Delaware and federal law and the Certificate of Incorporation and Bylaws of the Company then in effect. Such reasonable expenses, including attorneys' fees, that may be covered by the Certificate of Incorporation and/or Bylaws of the Company shall be paid by the Company on a current basis in accordance with such provision, the Company's Certificate of Incorporation and Delaware law. To the

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extent that any such payments by the Company pursuant to the Company'
Certificate of Incorporation and/or Bylaws may be subject to repayment by the Executive pursuant to the provisions of the Company's Certificate of Incorporation or Bylaws, or pursuant to Delaware or federal law, such repayment shall be due and payable by the Executive to the Company within three (3) months after the termination of all proceedings, if any, which relate to such repayment and to the Company's affairs for the period prior to the date of termination of the Executive's employment with the Company and as to which Executive has been covered by such applicable provisions.

         8. WITHHOLDING. Anything to the contrary notwithstanding, all payments required to be made by the Company hereunder to the Executive or the Executive's estate or beneficiaries shall be subject to the withholding of such amounts, if any, relating to tax and other payroll deductions as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation. In lieu of withholding such amounts, the Company may accept other arrangements pursuant to which it is satisfied that such tax and other payroll obligations will be satisfied in a manner complying with applicable law or regulation.

         9. NOTICES. Any notice required or permitted to be given under the terms of this Agreement shall be sufficient if in writing and if sent postage prepaid by registered or certified mail, return receipt requested; by overnight delivery; by courier; or by confirmed telecopy, in the case of the Executive to the Executive's last place of business or residence as shown on the records of the Company, or in the case of the Company to its principal office as set forth in the first paragraph of this Agreement, or at such other place as it may designate.

         10. WAIVER. Unless agreed in writing, the failure of either party, at any time, to require performance by the other of any provisions hereunder shall not affect its right thereafter to enforce the same, nor shall a waiver by either party of any breach of any provision hereof be taken or held to be a waiver of any other preceding or succeeding breach of any term or provision of this Agreement. No extension of time for the performance of any obligation or act shall be deemed to be an extension of time for the performance of any other obligation or act hereunder.

         11. COMPLETENESS AND MODIFICATION. This Agreement constitutes the entire understanding between the parties hereto superseding all prior and contemporaneous agreements or understandings among the parties hereto concerning the Employment Agreement. This Agreement may be amended, modified, superseded or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties or, in the case of a waiver, by the party to be charged.

         12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute but one agreement.

         13. BINDING EFFECT/ASSIGNMENT. This Agreement shall be binding upon the parties hereto, their heirs, legal representatives, successors and assigns. This Agreement shall not be assignable by the Executive but shall be assignable by the Company in connection with the sale, transfer or other disposition of its business or to any of the Company's affiliates controlled by or under common control with the Company.

         14. GOVERNING LAW. This Agreement shall become valid when executed and accepted by Company. The parties agree that it shall be deemed made and entered into in the State of Florida except where the General Corporation Law of the State of Delaware would specifically apply. Anything in this Agreement to the contrary notwithstanding, the Executive shall conduct the Executive's business in a lawful manner and faithfully comply with applicable laws or regulations of the state, city or other political subdivision in which the Executive is located.

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         15. FURTHER ASSURANCES. All parties hereto shall execute and deliver such other instruments and do such other acts as may be necessary to carry out the intent and purposes of this Agreement.

         16. HEADINGS. The headings of the sections are for convenience only and shall not control or affect the meaning or construction or limit the scope or intent of any of the provisions of this Agreement.

         17. SURVIVAL. Any termination of this Agreement shall not, however, affect the ongoing provisions of this Agreement, which shall survive such termination in accordance with their terms.

         18. SEVERABILITY. The invalidity or unenforceability, in whole or in part, of any covenant, promise or undertaking, or any section, subsection, paragraph, sentence, clause, phrase or word or of any provision of this Agreement shall not affect the validity or enforceability of the remaining portions thereof.

         19. ENFORCEMENT. Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs.

         20. VENUE. Company and Executive acknowledge and agree that the U.S. District for the Southern District of Florida, or if such court lacks jurisdiction, the 15th Judicial Circuit (or its successor) in and for Palm Beach County, Florida, shall be the venue and exclusive proper forum in which to adjudicate any case or controversy arising either, directly or indirectly, under or in connection with this Agreement and the parties further agree that, in the event of litigation arising out of or in connection with this Agreement in these courts, they will not contest or challenge the jurisdiction or venue of these courts.

         21. CONSTRUCTION. This Agreement shall be construed within the fair meaning of each of its terms and not against the party drafting the document.

         THE EXECUTIVE ACKNOWLEDGES THAT THE EXECUTIVE HAS READ ALL OF THE TERMS OF THIS AGREEMENT, UNDERSTANDS THE AGREEMENT, AND AGREES TO ABIDE BY ITS TERMS AND CONDITIONS.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of date set forth in the first paragraph of this Agreement.

                                        EVOLVE ONE, INC.


                                        By: /s/ Gary Schultheis
                                            ------------------------------------
                                            Gary Schultheis, President



                                                 /s/ Irwin A. Horowitz
                                        ----------------------------------------
                                        IRWIN A. HOROWITZ

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